Exhibit 24.1

REED ELSEVIER PLC

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Henry Z. Horbaczewski, Steve Cowden, Erik Ekker and Leslie Dixon, and each of them (with full power of each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute one or more Registration Statements on Form S-8 relating to shares of Reed Elsevier PLC issued under the following plans: the Reed Elsevier Group PLC Share Option Scheme, the Reed Elsevier Group PLC Retention Share Plan, the Reed Elsevier PLC Bonus Investment Plan and the Reed Elsevier Group PLC Long Term Incentive Share Option Scheme and to sign any and all amendments or supplements to such Registration Statements, including post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney has been signed below by the following persons in the capacities indicated as of the 14th day of May, 2007.

SIGNATURE	TITLE

/s/ Sir Crispin Davis	Chief Executive Officer (Principal Executive Officer)
Sir Crispin Davis
/s/ Mark Armour	Chief Financial Officer (Principal Financial and Accounting Officer)
Mark Armour
/s/ Gerard van de Aast	Director
Gerard van de Aast
/s/ Mark Elliott	Director
Mark Elliott

/s/ Erik Engstrom	Director
Erik Engstrom
/s/ Johannes Hommen	Chairman and Director
Johannes Hommen
/s/ Lisa Hook	Director
Lisa Hook
/s/ Robert Polet	Director
Robert Polet
/s/ Andrew Prozes	Director
Andrew Prozes
/s/ David Reid	Director
David Reid
/s/ Lord Sharman of Redlynch	Director
Lord Sharman of Redlynch
/s/ Rolf Stomberg	Director
Rolf Stomberg
/s/ Patrick Tierney	Director
Patrick Tierney
/s/ Strauss Zelnick	Director
Strauss Zelnick
/s/ Henry Z. Horbaczewski	Authorized U.S. Representative
Henry Z. Horbaczewski

REED ELSEVIER NV

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Henry Z. Horbaczewski, Steve Cowden, Erik Ekker and Leslie Dixon, and each of them (with full power of each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to act and execute one or more Registration Statements on Form S-8 relating to shares of Reed Elsevier NV issued under the following plans: the Reed Elsevier Group PLC Share Option Scheme, the Reed Elsevier Group PLC Retention Share Plan, the Reed Elsevier PLC Bonus Investment Plan and the Reed Elsevier Group PLC Long Term Incentive Share Option Scheme and to sign any and all amendments or supplements to such Registration Statements, including post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney has been signed below by the following persons in the capacities indicated as of the 14th day of May, 2007.

SIGNATURE	TITLE
/s/ Sir Crispin Davis	Chief Executive Officer (Principal Executive Officer)
Sir Crispin Davis
/s/ Mark Armour	Chief Financial Officer (Principal Financial and Accounting Officer)
Mark Armour
/s/ Gerard van de Aast	Director
Gerard van de Aast

/s/ Mark Elliott	Director
Mark Elliott
/s/ Erik Engstrom	Director
Erik Engstrom
/s/ Johannes Hommen	Chairman and Director
Johannes Hommen
/s/ Lisa Hook	Director
Lisa Hook
/s/ Robert Polet	Director
Robert Polet
/s/ Andrew Prozes	Director
Andrew Prozes
/s/ David Reid	Director
David Reid
/s/ Lord Sharman of Redlynch	Director
Lord Sharman of Redlynch
/s/ Rolf Stomberg	Director
Rolf Stomberg
/s/ Patrick Tierney	Director
Patrick Tierney

/s/ Strauss Zelnick	Director
Strauss Zelnick
/s/ Dien de Boer-Kruyt	Director
Dien de Boer-Kruyt
/s/ Henry Z. Horbaczewski	Authorized U.S. Representative
Henry Z. Horbaczewski